UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 10, 2025, John Lindsay informed Helmerich & Payne, Inc. (the “Company”) that he will retire from his position as Chief Executive Officer and director of the Company following the 2026 Annual Meeting of Stockholders on March 4, 2026 (the “Annual Meeting”). Mr. Lindsay’s decision to retire is not the result of any disagreement with the Company on any matter regarding the Company’s operations, policies or practices.

On December 10, 2025, the Board of Directors of the Company (the "Board”) appointed Raymond John “Trey” Adams III, the Company’s President, to succeed Mr. Lindsay as Chief Executive Officer, effective following the Annual Meeting. The Board has nominated Mr. Adams to stand for election to the Board at the Annual Meeting.

Mr. Lindsay has agreed to continue as a Senior Advisor to the Company following the Annual Meeting through December 31, 2026, to provide transitional support to Mr. Adams. The Company expects to enter into a transition services and retirement agreement with Mr. Lindsay pursuant to which he will continue to receive his annual base salary, an annual short-term cash incentive award for his service as CEO for the first five months of fiscal year 2026, in an amount equal to 50% of his fiscal 2025 short-term cash incentive award. Mr. Lindsay also received a grant of 77,818 restricted shares with a 1-year vesting period in lieu of any fiscal 2026 long-term equity incentive award, and will continue to vest in outstanding equity awards in accordance with the terms thereof. The transition services agreement will also include certain non-competition and non-solicitation covenants.

Mr. Adams, 40, has served as the Company’s President since October 2025. Prior to such position he served in various roles at the Company since joining in 2008, including serving as Senior Vice President, Global Commercial, Sales, & Marketing from January 2025 to October 2025, Senior Vice President of Digital Operations, Sales, & Marketing from December 2020 to January 2025, Vice President of Digital Operations, and Sales, & Marketing of Helmerich & Payne Technologies, LLC, from September 2020 to December 2020.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 11, 2025, the Company issued a press release announcing the events described above. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	DESCRIPTION
99.1	Helmerich & Payne, Inc. press release dated December 11, 2025
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary December 11, 2025